Exhibit 99.3

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re Pharmaceutical Formulations, Inc.                    Case No. 05-11910-MFW
                                                  Reporting Period: October 2005

                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                          Document   Explanation
REQUIRED DOCUMENTS                              Form No.  Attached     Attached
Schedule of Cash Receipts and Disbursements      MOR-1
  Bank Reconciliation (or copies of debtor's
    bank reconciliations)                        MOR-1 (CONT)
  Copies of bank statements
  Cash disbursements journals
Statement of Operations                          MOR-2
Balance Sheet                                    MOR-3
Status of Postpetition Taxes                     MOR-4
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during
    reporting period
Summary of Unpaid Postpetition Debts             MOR-4
  Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging     MOR-5
Debtor Questionnaire                             MOR-5

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                               Date

---------------------------------------
Signature of Joint Debtor                         Date

/s/  Robert D. Katz                               12/20/2005
---------------------------------------           ----------
Signature of Authorized Individual*               Date

---------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                          (9/99)

CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                 Debtor                           Reporting Period: October 2005

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

------------------------------------------------------------------------------------------------------------------------------------
                                                    BANK ACCOUNTS                   CURRENT MONTH          CUMULATIVE FILING TO DATE
                                     OPER.    PAYROLL          TAX   OTHER      ACTUAL       PROJECTED       ACTUAL       PROJECTED
------------------------------------------------------------------------------------------------------------------------------------
CASH BEGINNING  OF MONTH            576,228      0              0      0        576,228     (4,006,000)        33,021    (1,691,000)
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
CASH  SALES                                                                           0              0
ACCOUNTS RECEIVABLE                       0                                           0      5,427,000     13,105,774    16,896,000
LOANS AND ADVANCES (CIT+ICC)        740,000                                     740,000         15,000     17,403,500        60,000
SALE  OF  ASSETS                 22,110,429                                  22,110,429              0     22,110,429             0
TRANSITION SERVICES AGREEMENT     2,231,000                                   2,231,000              0      2,231,000             0
OTHER  (ATTACH  LIST)               173,000                                     173,000              0        257,000             0
TRANSFERS (FROM  DIP ACCTS)               0                                           0              0              0             0

    TOTAL  RECEIPTS              25,254,429                                  25,254,429      5,442,000     55,107,703    16,956,000
------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
NET PAYROLL                      (1,305,209)                                 (1,305,209)    (1,425,000)    (3,487,925)   (4,690,000)
PAYROLL TAXES                      (514,309)                                   (514,309)             0     (1,395,362)            0
401K AND OTHER DEDUCTIONS           (20,999)                                    (20,999)       (80,000)      (261,829)     (340,000)
SALES, USE, & OTHER TAXES                 0                                           0              0              0             0
INVENTORY PURCHASES                 (20,727)                                    (20,727)    (1,700,000)    (5,932,073)   (7,025,000)
SECURED/ RENTAL/ LEASES            (339,175)                                   (339,175)      (210,000)    (1,203,600)   (1,060,000)
INSURANCE                          (280,441)                                   (280,441)      (395,000)    (1,054,858)   (1,385,000)
ADMINISTRATIVE                     (477,388)                                   (477,388)      (454,000)    (1,007,117)   (1,763,000)
SELLING                            (111,493)                                   (111,493)      (280,000)      (610,967)     (820,000)
DIP FACILITY FEE AND EXPENSES             0                                           0       (245,000)      (466,972)     (690,000)
REPAYMENT OF DIP LOANS          (11,649,370)                                (11,649,370)             0    (28,422,388)            0
OWNER DRAW *                              0                                           0              0              0             0
TRANSFERS (TO DIP ACCTS)                  0                                           0              0              0             0
PROFESSIONAL FEES                   (37,775)                                    (37,775)      (340,000)      (223,861)   (1,185,000)
U.S. TRUSTEE  QUARTERLY FEES              0                                           0              0              0             0
COURT COSTS                               0                                           0              0              0             0
TOTAL DISBURSEMENTS             (14,756,885)                                (14,756,885)    (5,129,000)   (44,066,951)  (18,958,000)
------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                    10,497,545                                  10,497,545        313,000     11,040,752    (2,002,000)
(RECEIPTS LESS DISBURSEMENTS)
------------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH              11,073,773                                  11,073,773     (3,693,000)    11,073,773    (3,693,000)

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:
  (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                                    $ 14,756,885
  LESS: TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                                    $         --
  PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                                      $         --
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                        $ 14,756,885
                                                                                                                         FORM MOR-1
                                                                                                                             (9/99)

CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:      October 2005

                                                  BANK RECONCILIATIONS
                                              Continuation Sheet for MOR-1

Disclosure regarding bank reconciliations:

Of PFI's several bank accounts (operating, concentration, payroll) all reconciliations are up to date.

It is important to note that as part of its ongoing cash management practices, PFI also performs a daily reconciliation between its books and the bank's balance. The Company records, tracks and reconciles daily the checks and wires it sends out, the cash received and its cash balance.

                                                              FORM MOR-1 (CON'T)
                                                                (9/99)

CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                 Debtor                      Reporting Period:      October 2005

                            STATEMENTS OF OPERATIONS

                                   (Unaudited)

                                                                    Month Ended
                                                                October 29, 2005
                                                                ----------------

REVENUES
   Gross sales                                                     $  1,783,000
   Less:  Sales discounts and allowances                                     --
                                                                   ------------
                     NET SALES                                        1,783,000
                                                                   ------------
COST AND EXPENSES
   Cost of goods sold                                                 1,810,000
   Distribution expense                                                  80,000
   Selling, general and administrative                                  644,000
   Research and development                                               3,000
                                                                   ------------
                                                                      2,537,000
                                                                   ------------

      EBITDA - Before Bankruptcy & Restructuring Costs                 (754,000)
  Bankruptcy & Restructuring Costs                                      630,000
                                                                   ------------
                    EBITDA                                           (1,384,000)
                                                                   ------------

OTHER INCOME (EXPENSE)
   Depreciation and amortization                                           0.00
   Interest expense                                                     (76,000)
   Other                                                                     --
                                                                   ------------
                                                                        (76,000)
                                                                   ------------
      LOSS BEFORE MANAGEMENT FEE                                     (1,460,000)
   Management fee                                                            --
                                                                   ------------
      LOSS BEFORE INCOME TAX BENEFIT                                 (1,460,000)
INCOME TAX BENEFIT                                                      488,000
                                                                   ------------
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS                       $   (972,000)
                                                                   ============
LOSS PER COMMON SHARE - BASIC AND DILUTED                          $      (0.01)
                                                                   ============
WEIGHTED AVE. NUMBER OF COMMON SHARES OUTSTANDING                    86,161,000
                                                                   ============


CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:      October 2005

                    PHARMACEUTICAL FORMULATIONS, INC.

                               (Unaudited)
                              BALANCE SHEETS

                                                                               October 29,      January 1,
                                  ASSETS                                          2005            2005
                                                                              ------------    ------------
CURRENT ASSETS
    Cash                                                                      $ 11,073,000    $      1,000
    Accounts receivable - net of allowance for
      doubtful accounts                                                                 --       8,928,000
    Inventories                                                                         --       9,492,000
    Deferred tax benefit                                                           729,000         729,000
    Prepaid expenses and other current assets                                      324,000         378,000
                                                                              ------------    ------------
                Total current assets                                            12,126,000      19,528,000


PROPERTY, PLANT AND EQUIPMENT
    Net of accumulated depreciation and amortization                                    --      12,041,000

OTHER ASSETS
     Investment in Konsyl Pharmaceuticals, Inc.                                  9,204,000       9,204,000
     Other assets                                                                   50,000         229,000
                                                                              ------------    ------------
                Total other assets                                               9,254,000       9,433,000
                                                                              ------------    ------------

                                                                              $ 21,380,000    $ 41,002,000
                                                                              ============    ============

                  LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES
    Current portion of long-term debt                                         $  1,188,000    $  1,995,000
    Current portion of capital lease obligations                                 2,116,000         464,000
    Due to ICC Industries Inc.                                                  21,478,000      14,778,000
    Due to Konsyl Pharmaceuticals, Inc.                                          2,318,000       3,485,000
    Accounts payable (pre-petition)                                              1,545,000       7,535,000
    Accounts payable (post-petition)                                               419,000              --
    Asset Realization                                                              963,000              --
    Accrued expenses                                                             1,610,000       2,135,000
                                                                              ------------    ------------
                Total current liabilities                                       31,637,000      30,392,000
                                                                              ------------    ------------

LONG-TERM DEBT DUE ICC INDUSTRIES INC                                           20,774,000      18,604,000
                                                                              ------------    ------------

LONG-TERM DEBT, OTHER                                                              875,000      14,862,000
                                                                              ------------    ------------

LONG-TERM CAPITAL LEASE OBLIGATIONS                                                     --       1,681,000
                                                                              ------------    ------------

STOCKHOLDERS' EQUITY
    Common stock - par value $.08 per share; 200,000,000 shares authorized;
       86,160,787 and  86,160,787 shares issued and outstanding                  6,893,000       6,893,000
    Capital in excess of par value                                              53,190,000      53,195,000
    Accumulated deficit                                                        (91,989,000)    (84,625,000)
                                                                              ------------    ------------
                Total stockholders' (deficiency)                               (31,906,000)    (24,537,000)
                                                                              ------------    ------------

                                                                              $ 21,380,000    $ 41,002,000
                                                                              ============    ============


CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:      October 2005

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photo copies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photo copies of any tax returns filed during the reporting period.

                                             Beginning      Amount                                                          Ending
                                                 Tax     Withheld or      Amount         Date              Check No.         Tax
Federal
Withholding                                    15,521       236,904     (216,886)    All payroll taxes are debited          35,540
FICA-Employee                                  26,825       102,135     (110,141)    directly from PFI's bank account 2     18,819
FICA-Employer                                  26,825       107,741     (115,748)    days prior to each pay date. In        18,819
Unemployment                                       15            58          (73)    September, the amounts were debited         0
Income                                              0             0            0     on 9/28, 10/5, 10/12, 10/19 and             0
Other:_________________                             0             0            0     10/26..                                     0
                                               ------       -------     --------                                            ------
   Total Federal Taxes                         69,187       446,838     (442,847)                                           73,177
                                               ------       -------     --------                                            ------
State and Local
Withholding                                     9,601        50,516      (53,428)                                            6,690
Sales                                               0             0            0                                                 0
Excise                                              0             0            0                                                 0
Unemployment                                    2,876        11,348      (13,257)                                              967
Real Property                                       0             0            0                                                 0
Personal Property                                   0             0            0                                                 0
Other:_________________                             0             0            0                                                 0
                                               ------       -------     --------                                            ------
   Total State and Local                       12,478        61,864      (66,685)                                            7,657
                                               ------       -------     --------                                            ------
Total Taxes                                    81,664       508,702     (509,532)                                           80,834
                                               ======       =======     ========                                            ======

                                                SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                              Number of Days Past Due
                                                 Current          0-30        31-60                   61-90        Over 90   Total
Accounts Payable                              419,000             0            0                       0              0    419,000
Wages Payable                                 193,894
Taxes Payable                                  80,834
Rent/Leases-Building                                0
Rent/Leases-Equipment                               0
Secured Debt/Adequate Protection Payments           0
Professional Fees                                   0
Amounts Due to Insiders*                            0
Other:__________________________                   --
Other:__________________________                   --
                                              -------
Total Postpetition Debts                      693,728

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).                  FORM MOR-4
                                                                    (9/99)


CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY

In re: Pharmaceutical Formulations, Inc.                   Case No. 05-11910-MFW
                   Debtor                    Reporting Period:      October 2005

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                      Amount
Total Accounts Receivable at the beginning of
  the reporting period                                                9,352,000
+ Amounts billed during the period                                            0
- Amounts collected during the period                                         0
- Amounts transferred to Leiner Health Products                      (9,352,000)
Total Accounts Receivable at the end of the reporting period                  0

Accounts Receivable Aging                                               Amount
0 - 30 days old                                                               0
31 - 60 days old                                                              0
61 - 90 days old                                                              0
91+ days old                                                                  0
Total Accounts Receivable                                                     0
Amount considered uncollectible (Bad Debt)                                    0
Accounts Receivable (Net)                                                     0

                              DEBTOR QUESTIONNAIRE

--------------------------------------------------------------------------------
Must be completed each month                                       Yes      No
--------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
    an explanation below.                                                    X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes,
    provide an explanation below.                                            X
3.  Have all postpetition tax returns been timely filed?  If no,
    provide an explanation below.                                   X
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect?  If no, provide an
    explanation below.                                              X

                                                                      FORM MOR-5
                                                                     (9/99)


CONFIDENTIAL                           PRELIMINARY--FOR DISCUSSION PURPOSES ONLY